Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT

AMENDED AND RESTATED PRODUCT AND SERVICES SUPPLY AGREEMENT

THIS AMENDED AND RESTATED PRODUCT SERVICES AND SUPPLY AGREEMENT (the or this “Agreement”) is made and entered into as of March 12, 2007, (the “Effective Date”) by and between eDiets.com, Inc., a Delaware corporation, together with its affiliates, subsidiaries, successors in interest, entities it controls or entities under similar or common ownership (“EDI”), and PURFOODS, LLC, an Iowa limited liability company, together with its affiliates, subsidiaries, successors in interest, entities it controls or entities under similar or common ownership (“Purfoods”).

WHEREAS, EDI owns and/or manages internet web sites which, among other things, allow its users to search for and access health, nutrition, fitness, and lifestyle content on the Internet;

WHEREAS, Purfoods is a USDA approved producer and continental USA distributor of fresh meals with extended shelf life;

WHEREAS, the parties desire for Purfoods to supply a number of lines of fresh meals possibly incorporating meals and/or specific food items or products supplied by vendors other than Purfoods (“Meals”) which will be marketed by EDI under the brands of Purfoods or its partners or the brands of EDI or its partners, as more fully set forth in Exhibit A hereto (the “Program”);

WHEREAS, the parties have entered into a Product and Services Supply Agreement dated August 11, 2005 and May 1, 2006 which this Agreement replaces in its entirety;

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Supply of Meals. Purfoods shall prepare, package and ship Meals pursuant to orders received by Purfoods and/or EDI in accordance with the terms of this Agreement.

2.	Sales and Marketing. EDI and Purfoods have developed detailed meal programs. Subject to the provisions below under Interim Services, EDI will be responsible for all aspects of sales and marketing of such programs and will develop and underwrite all marketing efforts although Purfoods, at its option, may participate in joint marketing projects with EDI. EDI shall have sole authority to set prices for Meals.

3.	Interim Services. Purfoods will provide EDI certain agreed services to support EDI’s sales and customer service, including inbound and outbound call handling services described in Exhibit C attached hereto. Upon 90 days notice to the other party, EDI will have the option to take over such services and Purfoods will have the right to discontinue providing such services. For so long as Purfoods is responsible for these services a 3% service charge will be added to the weekly invoiced amount described below under Payment.

4.	Customer Data and Communications. EDI will have sole ownership of all customer data gained through the execution of the Program. Purfoods agrees that so long as EDI offers the Program, Purfoods will not use any such customer data except for the purposes of fulfilling its duties pursuant to this Agreement or at the direction of EDI or in cooperation with EDI in any joint marketing efforts undertaken by the parties.

5.	Order Placement, Payment

5.1.	Order Placement. On a daily basis, EDI shall transfer to Purfoods, in the previously agreed electronic format, all customer orders and other information required for order fulfillment and customer service (including exact food order, delivery and other preference information). Purfoods shall deliver or make available to EDI the tracking numbers for each shipment. Purfoods shall process client’s credit card payments through EDI’s credit card processing account. All credit card fees and maintenance of the credit card processing account shall be the responsibility of EDI.

5.2.	Payment. By 5:00 PM EST on Friday of each week, Purfoods shall invoice EDI for all Meals ordered, whether shipped or manufactured for inventory, and for the actual freight charges incurred during such week. EDI shall pay invoiced amounts by wiring to Purfoods’ account no later than 2:00 PM EST on the following Thursday (Friday if any day of that week is a Federal holiday). Invoices will reflect the cost of Meals and snacks as set forth in Exhibit A. EDI’s payment obligation to Purfoods for food item charges shall take effect when a customer order is submitted.

5.3.	Deposit. EDI will maintain a deposit at Purfoods (the “Deposit”) in the amount of $150,000. The parties intend for the deposit to reasonably assure payment to Purfoods for Meals consisting of food items which have been ordered by EDI but for which payment has not yet been remitted by EDI pursuant to the procedure explained above in Paragraph 5.2.

5.3.1.	Revision of Deposit. In the event that invoiced amounts during any 3 week period exceed 110% of the Deposit, within five (5) days of written notice by Purfoods, EDI will increase the Deposit to the total of such invoices. Upon the six month anniversary of this Agreement, the parties will review the level of the Deposit and in good faith determine whether the Deposit should be revised.

5.3.2.	Return of Deposit. The deposit, subject to set off for any outstanding balance owed to Purfoods by EDI, will be returned to EDI upon termination of this Agreement.

6.	Prepayment. Upon signing of this Agreement, EDI will pay to Purfoods $125,000, as a prepayment of Meals to be purchased by EDI from Purfoods (the “Prepayment”). The $125,000 Prepayment will be repaid to EDI by crediting to EDI amounts due from EDI to Purfoods for food item purchases in an amount of $0.30 for each meal item purchased by an EDI customer. The balance, if any, of all previous prepayments will also be repaid to EDI by crediting to EDI amounts due from EDI to Purfoods for food item purchases in an amount of $0.30 for each meal item purchased by an EDI customer. Any remaining balance of the Prepayment will be returned to EDI upon termination of this Agreement.

7.	Reports. EDI and Purfoods will work together to create on-line reports, accessible by password, that facilitate each party’s ability to fulfill their duties pursuant to this Agreement, provide timely and complete financial information and reporting, product customer demands due to media spending, and provide performance metrics for identifying operational and quality issues.

8.	Shipping and Handling. Purfoods will ship Meals from Monday to Friday in accordance with orders placed by EDI customers. Included in Exhibit A is a schedule of shipping charges and volume-based shipping credits which will be applied to weekly amounts invoiced to EDI. Purfoods will select and maintain the relationship with either FedEx or UPS as the freight carrier. The EDI program will be a Purfoods “Quick Ship” program which typically provides for shipment of orders during the shipping cycle within 48 hours of placement. The shipping cost of any special shipments requested by EDI will be billed direct to EDI’s shipping account.

9.	Customer Service. EDI will be responsible for all customer service interactions except fulfillment and items not provided by Purfoods in accordance with Exhibit C.

10.	Labeling. Purfoods will label Meal products with labels approved by EDI; provided, that Purfoods logo shall appear on the USDA nutritional label for each Meal. All prepared meals will be labeled to indicate that they are “best if consumed within two weeks of receipt”. With respect to other labels on packaging to identify the applicable food product, Purfoods will specify the physical dimensions and location of each brand identification label and EDI shall provide the graphic design to be used thereon. Purfoods will specify the dimensions, location and design of each product identification label and each USDA nutritional information label.

11.	Meals, Menus and Program Development. Meals will be prepared pursuant to recipes and formulae developed jointly by EDI and Purfoods, provided that Purfoods shall have final authority with respect to all decisions regarding recipes and menus.

11.1.	Original recipes provided by EDI will remain the property of EDI. All modified recipes will be the property of Purfoods.

11.2.	All Purfoods’ costs of recipe development, shelf testing, packaging testing, and ingredient costs will be paid by Purfoods. Any costs incurred by EDI in the Meals, Menus, and Program Development will be paid by EDI.

11.3.	In the event that snacks are used as part of the Program, Purfoods and EDI will work together to appropriately utilize snack products available from EDI. These snacks will be acquired at the lowest price per unit paid by any other purchaser of these snacks.

12.	Program Review. On the six month anniversary of this Agreement and each six months thereafter, the parties will arrange to meet, in a mutually convenient forum, in order to review and discuss all aspects of the Program and to evaluate any proposed mutually beneficial opportunities to improve the quality, growth potential or profitability related to any aspects of the Program.

13.	Representation and Warranties of Purfoods.

13.1.	Purfoods guarantees 100% customer satisfaction and that, if handled as directed, the shelf life of all Meals will not be less than fourteen (14) days from the date shipped. In particular, if a customer of the Program is dissatisfied as a result of an action or inaction of Purfoods related to the production or shipping of Meals, Purfoods will reship replacement Meals at no cost to EDI or such customer, or Purfoods may elect to issue a credit to EDI for the cost of such meals. Purfoods guarantees that it will fulfill customer orders at a level of consistency recognized as generally accepted in the meal delivery industry.

13.2.

Purfoods guarantees that, as of the date of shipment or delivery, each Meal is, on such date, (i) not adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act; (ii) not an article which may not, under the provisions of Section 404 or 505 of said Act, be introduced into interstate commerce; and (iii) not adulterated or misbranded within the meaning of or in violation of any disclosure or warning required under the pure food and drug or health, safety or environmental laws, regulations or ordinances of any state or other government authority which are applicable to such shipment or delivery.

13.3.	Purfoods represents and warrants that it has all licenses necessary to prepare, store, package and ship Meals in accordance with the terms of this Agreement and Purfoods represents, warrants and covenants that it will comply with all rules, regulations and/or other requirements of the USDA during the term of this Agreement.

14.	Representations and Warranties of EDI

14.1.	EDI hereby covenants that it shall use commercially reasonable efforts to market and promote the Program.

15.	Indemnification and Insurance.

15.1.	Purfoods shall indemnify, defend and hold EDI and its owners, shareholders, directors, officers, employees, agents, representatives, successors and permitted assigns harmless from any and all claims, liabilities, demands, suits, damages or costs arising out of Purfoods performance under this Agreement including the loss and reasonable expenses (including, without limitation, attorney’s fees and costs), if any, incurred by EDI.

15.2.	Purfoods must obtain, and continuously maintain throughout the Term of this Agreement, at its own expense, an occurrence based Commercial General Liability Insurance Policy, including contractual liability, products/completed operations liability and advertising liability coverage endorsed to name EDI as an additional insured and with minimum limits of:

15.2.1.	$1,000,000 (one million dollars) Each Occurrence;

15.2.2.	$1,000,000 (one million dollars) General Aggregate; and

15.2.3.	$1,000,000 (one million dollars) Products/Completed Operations Aggregate.

15.2.4.	Umbrella Liability Insurance, for the amounts in excess of those set forth in paragraph A., above, with minimum limits of:

15.2.4.1.	$5,000,000 (five million dollars) Each Occurrence; and

15.2.4.2.	$5,000,000 (five million dollars) General Aggregate.

15.2.5.	All of these policies must contain Cross Liability Endorsements. Such policies shall be endorsed to provide that in the event of cancellation, non-renewal or material modification EDI shall receive thirty (30) days prior written notice thereof. Purfoods shall furnish EDI with certificates of insurance evidencing compliance with all insurance provisions set forth above prior to the commencement of first delivery of Meals.

15.3.	EDI shall indemnify, defend and hold Purfoods and its owners, members, directors, officers, employees, agents, representatives, successors and permitted assigns harmless from any and all claims, liabilities, demands, suits, damages or costs arising out of EDI’s performance under this Agreement or sales practices or other actions related to its sales of Meals, including the loss and reasonable expenses (including, without limitation, attorney's fees and costs), if any, incurred by Purfoods.

16.	Term. The term of this Agreement will begin on the Effective Date and will continue for a period of three (3) years. This Agreement will automatically renew for additional terms of two years each, unless either party notifies the other in writing at least one hundred eighty (180) days prior to automatic renewal that it does not wish to renew this Agreement.

17.	Termination. This Agreement may be terminated as follows:

17.1.	Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for ninety (90) days following the notice to the breaching party of the breach.

17.2.	By mutual agreement between the parties in writing.

17.3.	Either party may terminate this Agreement, at any time, by written notice, in the event that the other party files a voluntary petition in bankruptcy or under any similar insolvency law; or a receiver is appointed for, or a levy or attachment is made against, substantially all of its assets, if any such petition is not dismissed or such receiver or levy or attachment is not discharged within ninety (90) days after the filing or appointment.

17.4.	The parties may terminate this Agreement pursuant to the terms of Paragraph 21 below.

18.	Assignment of This Agreement. This Agreement and each party’s obligations hereunder are not assignable without the prior written consent of the non-assigning Party.

19.	No Hiring Of Personnel. During the term of this Agreement and during the one year period thereafter, each party agrees (i) not to, directly or indirectly, employ, engage or solicit (as an employee or consultant) on their own behalf or on behalf of others, any of the other party's employees and or consultants, who are or were engaged by such other party during the term of this Agreement or otherwise cause, directly or indirectly, any of such persons to terminate or materially alter their relationship with such other party (such employees are collectively referred to as the “Employees”), (ii) not to, directly or indirectly, reveal the name or identity of any of the Employees to any third party for the purpose of such third party, directly or indirectly, employing, soliciting or engaging any of the Employees (as an employee or consultant), and (iii) not to refer any of the Employees to any third party for the purpose of such third party, directly or indirectly, employing, soliciting or engaging any of the Employees (as an employee or consultant).

20.

Confidentiality. During the term of this Agreement, each party (the “Disclosing Party”) may disclose Confidential Information (as defined below) to the other party (the “Recipient”). Recipient agrees that the Confidential Information it receives from the Disclosing Party will be kept strictly confidential and, except with the specific prior written consent of the Disclosing Party or as expressly otherwise permitted by the terms hereof, will not be disclosed to anyone. It is understood that the Recipient may disclose any of the Confidential Information to those of its employees, officers, directors, representatives or agents (collectively, “Representatives”) who require such material for the purpose of performing services for the Recipient; provided that such Representatives (i) shall be informed of the confidential nature of the Confidential Information; (ii) shall be provided with a copy of this letter agreement and shall agree in writing to be bound by the terms and conditions hereof as if they were a party hereto; and (iii) shall only be disclosed that portion of the Confidential Information required for performing such services (and in particular, EDI will not disclose any of the Exhibits to this agreement to anyone without a strict need to know such information). The Recipient agrees that it and its Representatives will not use any of the Confidential Information for any reason or purpose other than in connection with the business relationship with the Disclosing Party contemplated by this agreement. The Recipient also agrees to be responsible for enforcing the confidentiality of the Confidential Information and agrees to take such action, legal or otherwise, to the extent necessary to prevent any disclosure of the Confidential Information by any of its Representatives.

As used herein, the term “Confidential Information” shall mean any and all menus, recipes, pricing, product development, marketing, strategic plans, business plans, financial information, technical information, customer lists, names of suppliers, names of vendors, names of licensees, computer software, intellectual property, patents, trademarks, “know-how” or commercial, logistical, personnel or other information provided by the Disclosing Party to the Recipient concerning the business and affairs of the Disclosing Party that has been or may hereafter be provided orally or in writing or shown to the Recipient or its Representatives, irrespective of the form of the communication, by the Disclosing Party or its representatives or agents (including attorneys) and also includes all (i) notes, analyses, compilations, studies or other material prepared by Recipient or its Representatives and (ii) this agreement and the terms and provisions herein; provided, however, that the term “Confidential Information” does not include information that (a) is or becomes generally available to the public other than as a breach of this provision by the Recipient or its Representatives, (b) was within the possession of the Recipient or its Representatives prior to its being furnished by or on behalf of the Disclosing Party, provided that the source of such information was not known to the Recipient or its Representatives to be bound by a confidentiality agreement with the Disclosing Party or (c) becomes available to Recipient or its Representatives on a non-confidential basis from a source other than the Disclosing Party, provided that such source is not known to the Recipient or its Representatives to be bound by a confidentiality agreement with the Disclosing Party with respect to such information

Upon notice from the Disclosing Party, the Recipient shall promptly deliver to the Disclosing Party all documents or other matter furnished by the Disclosing Party constituting Confidential Information, together with all copies thereof in the possession of Recipient or its Representatives without retaining a copy of any such material and the Recipient shall destroy any compilations, notes, analyses or other materials prepared internally or by its Representatives except for one copy which may be kept in its legal files to ensure compliance with this agreement. Notwithstanding the return of any Confidential Information, the parties will continue to be bound by the obligations under this letter agreement. Notwithstanding any other provisions of this agreement, each of the parties will be permitted to retain and use any information required to comply with the requirements of the IRS or its accounting firms standards for financial information.

If the Recipient or its Representatives is requested or required by a legal, regulatory or administrative body to disclose any of the Confidential Information, then the Recipient and its Representatives will promptly notify the Disclosing Party of such request or requirement so as to allow the Disclosing Party to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement. If in the absence of such protective order or waiver, the Recipient or its Representatives is nonetheless required to disclose the Confidential Information, then the Recipient or its Representatives may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which counsel reasonably advises is required to be disclosed. In particular, however, EDI will use its best efforts to limit public or private disclosure of the key financial provisions of this agreement including all attached Exhibits.

The Parties understand and acknowledge that any disclosure or misappropriation of any of the others Confidential or Proprietary Information in violation of this Agreement will cause irreparable harm, the amount of which may be difficult to ascertain, and therefore agrees that each shall have the right to apply to a court of competent jurisdiction for specific performance and/or an Order restraining and enjoining any such further disclosure or breach and for such other relief as the Court shall deem appropriate. Such right shall be in addition to the remedies otherwise available at law or in equity. Both Parties expressly waive the defense that a remedy in damages will be adequate and any requirement in an action for specific performance or injunction for the posting of a bond.

21.	License.

21.1.	Trademark Ownership and License.

21.1.1.	EDI will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, including any goodwill associated therewith, subject to the limited license granted to Purfoods hereunder. Any use of any such trademarks by Purfoods shall inure to the benefit of EDI and Purfoods shall take no action that is inconsistent with EDI’s ownership thereof. Subject to the terms and conditions of this Agreement, EDI hereby grants to Purfoods a non-exclusive, worldwide license to use, reproduce, distribute, transmit and publicly display the EDI trademarks, service marks, logos and trade names (the “EDI Marks”) in accordance with this Agreement—to enable Purfoods to implement, promote and advertise the Program.

21.1.2.	Purfoods will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, including any goodwill associated therewith, subject to the limited license granted to EDI hereunder. Any use of any such trademarks by EDI shall inure to the benefit of Purfoods and EDI shall take no action that is inconsistent with Purfood’s ownership thereof. Subject to the terms and conditions of this Agreement, Purfoods hereby grants to EDI a non-exclusive, worldwide license to use, reproduce, distribute, transmit and publicly display the Purfoods trademarks, service marks, logos and trade names (the “Purfoods Marks”) in accordance with this Agreement—to enable EDI to implement, promote and advertise the Program.

21.1.3.	Upon the expiration or termination of this Agreement, each party will cease using the trademarks, service marks and/or trade names of the other except: (i) as the parties may agree in writing, or (ii) to the extent permitted by applicable law.

21.2.	Marking, Quality Control & Maintenance.

21.2.1.	Each party shall use the other’s mark consistent with the terms set forth in Sections 3(a) and 3(b) above. Moreover, each party shall affix the proper trademark symbols when referencing the other’s marks. As such, each party shall use such trademark notice in connection with the other’s mark as may be prescribed by the other party from time-to-time. By way of example, both EDIETS and EDIETS.COM are registered trademarks; therefore, EDI requests that Licensor affix the ® symbol to prominent uses of EDIETS and EDIETS.COM.

21.2.2.

Each party shall only affix the other’s mark to high quality promotional materials, at least equal to comparable promotional materials previously developed and marketed by that affixing party (i.e., licensee). If the quality of the promotional materials falls below such quality, the licensee shall use best efforts to restore such quality. In the event that the licensee has not taken appropriate steps to restore such quality within ten (10) days after notification by the mark owner (i.e., licensor), the licensor shall have the right to require that the licensee cease using licensor’s mark.

21.2.3.	Purfoods recognizes the value of the goodwill associated with the EDI Marks and acknowledges that the EDI Marks and all rights therein, including the goodwill pertaining thereto, belong exclusively to EDI. EDI recognizes the value of the goodwill associated with the Purfoods Marks and acknowledges that the Purfoods Marks and all rights therein, including the goodwill pertaining thereto, belong exclusively to Purfoods and that the Purfoods Marks have acquired secondary meaning in the minds of the purchasing public.

22.	Exclusive Relationship. During the term of this Agreement:

22.1.	During the Term, and subject to the terms of this Section 22, EDI will not compete with Purfoods in the area of prepared food meals (but not frozen or ever frozen) utilizing fresh vacuum sealed technology or some other proprietary technology that preserves meal freshness (“Fresh Meals”) and will place exclusively with Purfoods all customer orders for Fresh Meals.

22.2.	During the Term, and subject to the terms of this Section 22, EDI will not compete with Purfoods in the delivery or production (either by itself or through subcontractors), for supply to either itself or to third parties, of Fresh Meals.

22.3.	Subject to the terms of Paragraphs 22.4 and 22.5 below, Purfoods will not: (i) supply, produce, package, promote, market, advertise, sell, or distribute for any competitor listed on Exhibit B hereto, Fresh Meals, whether bearing any such competitor’s or entity’s label or brand, or the label or brand of any other party; or (ii) license the right from any such competitor or entity to do any of the foregoing.

22.4.	EDI’s minimum food purchases, excluding freight charges, from the date of this agreement though March 31, 2008 will be $8 million. Purfoods and EDI will use their best efforts to agree, before March 31, 2008, on minimum quarterly food purchase goals for the remainder of the term of this Agreement; provided that such minimums will be no less than 100% of the annualized rate of food purchases achieved during the period from the date of this agreement and March 31, 2008. If the parties cannot agree, either party will have the right to terminate this agreement for fifteen (15) days beginning on April 1, 2008, such termination to take effect 180 days thereafter. In the event EDI does not achieve a quarterly minimum food purchase goal, as explained above, EDI shall have the following quarter to correct the shortfall. In the event the shortfall is not corrected in the following quarter, Purfoods shall have the option for thirty (30) days subsequent to the end of the period to be released from any restrictions stated in Paragraph 22.3 above and if Purfoods elects to be released from such restrictions, EDI may, at its option, within thirty (30) days of receipt of Purfoods’s election, terminate this Agreement upon one hundred eighty (180) days written notice to Purfoods.

22.5.	EDI shall have the option to be released from the terms of Paragraph 22.1 above in the event that a Nutrio a/k/a eDiets Corporate Services customer does not approve Purfoods as a vendor for that customer’s Fresh Meal delivery program. In this case, EDI will be released from the terms of Paragraph 22.1 to the extent necessary to fulfill the requirements of that customer’s Fresh Meal delivery program.

22.6.	In the event that EDI purchases from Purfoods exceed the minimums provided for in paragraph 22.4 above, and Purfoods declines or is unable to provide a portion of the total orders placed by EDI, EDI will have the right to arrange for a third party to supply such portion of meals. Such meals will be delivered to Purfoods in a form and on a deadline which will allow Purfoods to ship such meals as part of customer orders without incremental cost or delay to Purfoods’ operations.

23.	Independent Contractor Relationship. In accordance with the mutual intentions of the parties, this Agreement establishes between them an independent contractor relationship, and all of the terms and conditions of this Agreement shall be interpreted in light of that relationship. This Agreement does not create any employer-employee, agency, partnership or joint venture relationship. As an independent contractor, Purfoods’ fees and expenses shall be limited to those expressly stated in this Agreement (including any schedules hereto). Neither party will have the right to bind the other party to any other agreements or commitments.

24.	Governing Law. The parties agree that this Agreement will be governed by and construed in accordance with the laws of the state of Iowa without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of a neutral state to the rights and duties of the parties. Any dispute arising hereunder shall be adjudicated exclusively in the Federal and State Courts of the state of Iowa, as to which courts the parties waive any claim of inconvenient forum.

25.	Notices. All notices, requests, demands and other communications that are required or may be given under this Agreement shall be in writing and shall be sent to the following addresses, unless such addresses are changed by written notification to the other party:

If to EDI:	If to Purfoods:
eDiets.com, Inc.	Purfoods, L.L.C.
1000 Corporate Drive, Suite 600	718 SE Shurfine Dr.
Fort Lauderdale, FL 33334	Ankeny, Iowa 50021
Attn: President, General Counsel	Attn: Rick Anderson, Mike Anderson
(f) (954) 938-4080	Ph 515-963-0641

26.	Amendment. No amendment or modification relating in any manner to this Agreement shall be effective unless executed in writing and signed by both parties.

27.	Entire Agreement. This Agreement shall constitute the entire agreement between the parties as it relates to the subject matter contained herein and supersedes any prior agreement or understanding between the parties relating hereto.

28.	Severability. If any provision of this Agreement is deemed invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect or limit the validity or enforceability of any other provision hereof.

29.	No Publicity. Each party agrees not to use any name, trademark, service mark or logo of the other party in any publicity, advertising or information that is disseminated to the general public without the prior written approval of such other party.

30.	Execution and Authority. Each party represents that: (a) it has the full right, power and authority to execute and deliver this Agreement and to perform its terms; (b) the execution and delivery of this Agreement will not violate or conflict with any charter provision or bylaw of the party or any of its subsidiaries or affiliates; (c) the party has taken all required corporate, company or other actions to approve this Agreement; (d) this Agreement is enforceable against the party according to its terms, subject to bankruptcy, insolvency, and other laws relating to or affecting creditors’ rights and to general equity principles; and (e) the person executing this Agreement on the party’s behalf is duly authorized and empowered to do so.

31.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

32.	Force Majeure. Any delay in or failure of performance by either party under this Agreement will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence beyond the reasonable control of such party including, but not limited to, acts of God, power outages and governmental or regulatory restrictions. Purfoods, however, will notify EDI immediately of problems that may lead to late or non-delivery of Meals.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

eDiets.com, Inc., a Delaware corporation

By:		Date:
Its:	President

Purfoods, LLC an Iowa limited Liability Company

By:		Date:
Its:	President

Exhibit A

Food Item Charges

Food items charges for 2007 shall be based on the following schedule. This schedule may be updated as food items are added to or deleted from the current program.

All general Program pricing for both $15 and $25 per day programs:

Excel Spreadsheet titled: EDI – Purfoods Program Item Pricing Grid 5 dated 3-9-07

Prepackaged Menu Items subject to EDI substitution:

EDI may, on reasonable notice, provide alternative prepackaged items sourced from EDI or Nutrio clients that will be substituted for equivalent items in the Program. EDI will arrange for the timely delivery of required amounts of such items to Purfoods’ facility and per Purfoods’ schedule. Any increase or decrease in Purfoods’ cost related to such substituted item will be charged or credited to EDI as part of weekly invoiced amounts. All EDI substitutions must conform to the nutritional parameters as well of the physical specifications, including packaging, labeling, shelf life and any special handling, of the product being replaced. The following list of prepackaged menu items and their corresponding costs shall be used for the purpose of cost adjustment calculation, when EDI makes a substitution under the provisions of this paragraph. All costs listed are net total cost delivered to Purfoods designated address.

Product Name	Description	Total Cost
APPLE RASPBERRY MUFFIN	310 cal, individually boxed	[***]
BANANA MUFFIN	300 cal, individually boxed	[***]
Instant Oatmeal	1 oz packet	[***]
Almonds	.6 oz bag	[***]
Breakfast bar-Nutri-grain Apple	37 g bar	[***]
Hard Boiled Egg (1)	in plastic bag	[***]
Raisins	.5 oz box	[***]
Cereal Raisin Brand Bowl pack (w/out milk)	1.25 oz bowl	[***]
Cereal, Cheerio honey nut bowl pack (w/out milk)	1 oz bowl	[***]
Whole wheat english muffin	in plastic bag	[***]
Peanut Butter	.75 oz cup (Peter Pan)	[***]
BLUEBERRY MUFFIN	290 cal, individually boxed	[***]
Strawberry Orange Muffin	310 cal, individually boxed	[***]
1/2 Whole Grain Sliced Bagel	individually bagged	[***]
Reduced Fat Cream Cheese	1 oz cup w/ foil top (Kraft)	[***]
All-Bran	1.76 oz box	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Wheat Roll	in plastic bag	[***]
Wheat Cracker	2ct bag	[***]
Wheat Bread	in plastic bag	[***]
2oz Carrots	2 oz bag	[***]
Applesauce	4oz cup, foil top	[***]
[***]
[***]
BBQ Soy Nuts	.75 oz bag	[***]
SUNFLOWER SEEDS	.6 oz bag	[***]
GRANOLA BAR	24g	[***]
Ranch Soy Nuts	.75 oz bag	[***]
PUMPKIN SEEDs	.6 oz bag	[***]
HONEY ROASTED PEANUTS	1 oz bag	[***]
Granola with Raisins, Dates and Pecans	1 oz mix	[***]
Peanut and dried cranberries mix	.6 oz peanuts, .5oz cranberries	[***]
Wheat Crackers and Cheese Stick	2ct cracker/ 1oz mozzarella cheese	[***]
SUGAR FREE PUDDING	4oz tub w/lid	[***]
Raisin, sunflower seed, walnut mix	.5 oz raisins, .25 oz walnuts, .25 oz sunflower seeds	[***]
Cashews and raisin mix	.75 oz raisins/5oz cashews in bag	[***]
[***]
[***]
CHOCOLATE SWIRL CHEESECAKE	3.5 oz slice - individually boxed	[***]
RASPBERRY SWIRL CHEESECAKE	3.5 oz slice - individually boxed	[***]
LEMON MIST CHEESECAKE	3.5 oz slice - individually boxed	[***]

Shipping and Handling:

The follow shipping and Handling pricing grid shall be used for all programs shipped under this agreement. The total “cooler count shipped” shall be the total of the all client coolers shipped for the $15 and the $25 programs per week.

Number of Coolers Shipped Per Week	Shipping and Handling Charge
0 - 500	[***	]
501-2500	[***	]
2501-5000	[***	]
5001-7500	[***	]
7501-10000	[***	]
10000 and up	[***	]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Purfoods will be responsible for including starter kits, packing lists and menus in any customer shipments. To the extent that EDI elects to include other materials, Purfoods will also include such materials and will charge EDI the cost of such materials plus a mutually agreed handling fee.

General program meal policy:

Purfoods reserves the right to make meal substitutions of similar nutritional profile in client orders due to inventory restrictions.

Upon sixty (60) days notice, the Purfoods shall have the option of adjusting food item charges to reflect changes during the year in the Consumer Price Index or with respect to an ingredient which increases in cost by more than 10% cumulatively. Such notice shall include the specific food item(s) and the charge(s) that the party wishes to adjust.

Upon 30 days notice, Purfoods shall have the right to discontinue any meals that are ordered less than 200 in a week.

After 6-1-07, Purfoods may elect to charge EDI a meal item development charge of $4,000 for each food item which is developed at EDI’s request; provided, however, that Purfoods will provide, at EDI’s request and at no cost to EDI, ten new meals in each twelve month period and seasonal substitutions for up to 10% of the entrée items; provided, further, that no such new meals or seasonal substitutions, in the aggregate, will increase Purfoods’ overall cost.

Purfoods shall be responsible to make sure that each customer delivery is packaged adequately. Purfoods shall have the right to change the type and style of packaging as it deems necessary. Purfoods will provide EDI with 20 (twenty) days notice of any substantive packaging changes.

	sales / day	days / yr	days / sale	sale price /day	wholesale
EDIETS Gross Wholesale Income calculation	100	365	42	$20.00	$30,660,000

Item Description	Item Number	Volume 0 TO 2000000		Volume 2000000 TO 4000000		Volume 4000000 TO 8000000		Volume 8000000 TO 12000000		Volume 12000000 TO 16000000		Volume 16000000 TO 20000000		Volume 20000000 TO 24000000		Volume 24000000 and Up
$15 Fresh Low Cost Program reviewed 4-01-07 added meals 9-24-07

Breakfast
Rolled Oats Granola with Honey, Yogurt	2764	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
APPLE RASPBERRY MUFFIN	2715	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BANANA MUFFIN	2712	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Instant Oatmeal and Almonds	2765	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Breakfast bar-Nutri-grain Apple with Hard Boiled Egg (1)	2766	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Instant Oatmeal and Raisins	2767	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cereal Raisin Brand Bowl pack (w/out milk) with Hard Boiled Egg (1)	2768	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
California Breakfast	3116	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cereal, Cheerio honey nut bowl pack (w/out milk) with Hard Boiled Egg (1)	2769	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Whole wheat english muffin with Peanut Butter	2770	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BLUEBERRY MUFFIN	2714	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Strawberry Orange Muffin	2709	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
1/2 Whole Grain Sliced Bagel with Reduce Fat Cream Cheese	2771	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
All-Bran with Almonds	2772	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Lunch
HEARTY LENTIL SOUP with Wheat Roll	2854	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Chili with Black Beans	2855	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
TURKEY HAM AND BROWN RICE SALAD with Wheat Cracker	2856	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Hoisin Glazed Chicken breast meat with Shredded Vegetable Salad and Asian Dressing topped with crunchy noodles with Wheat Bread (client will toast)	2857	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Meat Loaf Sandwich On Wheat Bread With Baby Carrots	2275	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Roasted Garlic Tomato Soup with soda cracker (vegetarian)	2858	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Asian stir fry w/ brown rice	2859	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Breast Sandwich on Wheat Bread—new packaging with 2 oz carrots	2860	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef and Noodles (7oz) with Raisins	2861	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken and Noodles (7oz) with Wheat Roll	2862	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken breast and Tomato basil salad with Ranch Dressing	2863	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Creamy potato soup w/ ham, Wheat Roll	2864	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Slammin Ham and Cheese (CSI item #10808—new package) with Julienne Vegetables	2865	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chunky Chicken and Rice Soup, Wheat Bread, Applesauce	2866	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken Breast salad with Chick pea-carrot slaw over Ice berg Lettuce	2867	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chef's Chicken Noodle Soup with soda cracker, Wheat Bread ( client will toast)	2868	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Smokin Chili with beef and beans	2869	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef Chili Tostada with Salsa and Wheat Cracker	2870	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Roast Beef Sandwich on Wheat Bread—new packaging	2871	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Penne Pasta and Cheese with 2 oz Carrots	2872	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Bounty Vegetable Soup with Wheat Bread (client will toast)	2873	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dinner
Louisiana Style Red Beans and Rice w/ Sausage	2874	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SPAGHETTI AND MEATBALLS WITH MARINARA SAUCE, SICILIAN VEGETABLES	9127	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BBQ Chicken Breast with Roasted Red Potatoes and sweet corn	2875	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
GOULASH, MIXED VEGETABLES	9137	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Bolognese	2397	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Jerk Pork Loin with Honey-pineapple glaze, black beans and vegetables with brown rice	2876	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHICKEN VESUVIO (CHICKEN BREAST WITH NEW POTATOES AND PEAS)	2319	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SLICED HAM, HASHED BROWN POTATO, SICILIAN VEGETABLES	9124	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
TUNA CASSEROLE	9105	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BEEF POT ROAST WITH STEAMED BROCCOLI with 2 oz carrots	2877	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Meatballs with Spaghetti Squash, Marinara Sauce, Roll	2878	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BEEF POT ROAST WITH NEW POTATOES AND CORN	2322	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cumin chicken with black beans and brown rice salad	2879	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
White Chicken Verdure with Chick Peas	2391	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
GRILLED PORK LOIN WITH BARLEY PILAF & GREEN BEANS	2313	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken Breast with Herb potatoes and broccoli flowerets	2880	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
PORK FRIED RICE	9142	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BAKED BONELESS CHICKEN, CHEESY POTATO CASSEROLE	9120	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chipotle Ranch White Turkey Wrap with Cabbage Slaw	2299	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
LASAGNA, MALIBU BLEND VEGETABLES	8008	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
TURKEY MEATLOAF WITH PESTO AND SPINACH AND ITALIAN GREEN BEANS	3203	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Orange Chipotle Chicken Breast with Mung Bean Noodles and Garbanzo-Carrot Slaw	2389	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef & Bean Burrito with Spanish Rice	2881	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
MEATLOAF WITH MASHED POTATOES, AND CORN	2934	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHICKEN STRIPS WITH FETTUCCINI, MARINARA AND PARMESAN CHEESE	2935	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Lemon Herb Chicken Breast with Roasted Red Potatoes and Green Beans with Peppers	2390	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Sweet basil chicken w/ brown rice & veggies	2882	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Kung Pao Chicken w/ brown rice salad	2883	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Snack
BBQ Soy Nuts (.75 oz)	4326	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SUNFLOWER SEEDS	2482	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
GRANOLA BAR	2473	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Ranch Soy Nuts (.75 oz)	4327	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
PUMPKIN SEEDs	2477	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
HONEY ROASTED PEANUTS	3422	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Almonds	2457	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Granola with Raisins, Dates and Pecans	2515	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Peanut and dried cranberries mix	2516	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Wheat Crackers and Cheese Stick	3932	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SUGAR FREE PUDDING	5409	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Breakfast bar-Nutri-grain Apple	2517	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Raisin, sunflower seed, walnut mix	2518	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cashews and raisin mix	2519	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

New Meals Quoted 9-11-07
CINNAMON RAISIN GRANOLA CEREAL	B	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Breakfast Skillet with Turkey Ham and Scrambled Egg Substitute	B	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sweet and Spicy Black Bean Salad and Wheat Roll	L	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Brazilian Black Bean Soup and Wheat Cracker	L	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Steak Fajita Wrap	L	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Curry and Coconut Chicken Breast with Spicy Brown Rice	L	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
London Broil with Butternut Squash Mashed Potatoes, Asparagus, and Pesto	D	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken Pasta Salad with Roasted Vegetables	D	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

New Meals Quoted 9-24-07
Ranch Skillet with Scrambled Eggs AND Cheddar Cheese	2532	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Southwestern Skillet (Hash, Scrambled Eggs, Salsa and Cheddar Cheese)	2533	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cinnamon Nut Oatmeal	2537	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Vegetarian Red Beans & Rice	2552	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Vegetarian Lentil Soup with Whole Wheat Roll and Cheese	2553	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Breast Wrap with Black Beans and Tomato Zucchini Salad	2554	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken Breast Wrap with Grilled Vegetables and Honey Dijon Mustard	2202	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken Breast and Mung Bean Noodle Salad	2558	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Vegetarian Fiesta Lasagna with Zucchini Red Pepper Salad	2559	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Herb Rubbed Beef Steak with Quinoa Pilaf and Sauteed Carrots	2800	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef Steak with Mushrooms, Broccoli and Brown Rice	2899	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Hummus with Vegetables and Pita	2549	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Vegetable Curry with Chick Peas and Brown Rice	2548	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Desserts
BAKED APPLE W/ RICOTTA	2415	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BERRIES AND RICOTTA PHYLLO SNACK	2428	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Angle Food Cake with Lemon Pudding	2926	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHOCOLATE SWIRL CHEESECAKE	2442	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
RASPBERRY SWIRL CHEESECAKE	2443	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
LEMON MIST CHEESECAKE	2444	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

eDiets Fresh Gourmet $24.95 Program revised 4-01-07

Breakfast
Blueberry Bagel Half With Cream Cheese	2722	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Peanut Butter & Jelly French Toast with Egg Whites	2723	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SWEET POTATO HASH WITH TURKEYPASTRAMI	2130	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
HEARTY OATMEAL	2733	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
GREAT GRAINS CEREAL WITH CRUNCHY PECANS	2724	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
MUESLIX CEREAL	2725	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Smart Start Cereal	2726	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
EGGS WITH TURKEY BACON AND HOLLANDAISE SAUCE ON AN ENGLISH MUFFIN	2119	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CINNAMON SWIRL FRENCH TOAST WITH TURKEY SAUSAGE AND SUGAR FREE SYRUP	2787	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CRANBERRY ORANGE MUFFIN	2710	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Apple Cinnamon Muffin	2711	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PUMPKIN MUFFIN	2713	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
VEGETABLE AND POTATO SKILLET WITH MOZZARELLA CHEESE AND EGG SUBSTITUTE	2788	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHEDDAR CHEESE OMELET WITH HASH BROWNS	2789	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Rolled Oats Granola and Yogurt	2524	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Apple Raspberry Muffin	2523	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Banana Muffin	2521	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Instant Oatmeal with Almonds	2525	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Apple Breakfast Bar and Hard Boiled Egg	2526	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Instant Oatmeal with Raisins	2527	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Raisin Bran Cereal with Hard Boiled Egg	2528	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
California Breakfast Skillet	2531	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Honey Nut Cheerios Cereal with Hard Boiled Egg	2529	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Peanut Butter English Muffin	2727	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Blueberry Muffin	2522	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Strawberry Orange Muffin	2520	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
1/2 Whole Grain Bagel w/ Cream Cheese	2732	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
All Bran Cereal with Almonds	2530	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Lunch
GRILLED CHICKEN BLT CLUB SALAD	2209	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BERRY GOOD CHICKEN BREAST WITH ROSEMARY ROASTED VEGETABLES AND GREENS (PACKAGED SEPERATELY)	2224	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Canadian Bacon Flatbread Pizza	2267	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken Flatbread Pizza	2268	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken Patty with German Potato Salad and Sweet Gherkins	2281	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Vegetable Ratatouille with Baked Chicken Breast and Garlic Toast (packaged separately)	2298	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Tuna and noodles	2815	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Baked white chicken and cheesy potatoes	2816	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Asian Duck Breast Salad with Citrus Vinaigrette and Greens (packaged separately)	2850	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BBQ CHICKEN WITH TOMATO ZUCCHINI SALAD	3212	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Tomata Basil Bruschetta	2925	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHICKEN BREAST CACCIATORE WITH SPAGHETTI SQUASH	3214	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
LEMON ROSEMARY CHICKEN WITH TOMATO ZUCCHINI SALAD	3312	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
WHITE CHICKEN MARSALA WITH ITALIAN GREEN BEANS	3305	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHICKEN AND NOODLES, SICILIAN VEGETABLES and Roll	2824	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SCALLOPED POTATOES AND HAM, RIVIERA BLEND VEGETABLES	9107	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
MEATLOAF, MASHED POTATOES AND GRAVY, RIVIERA BLEND VEGETABLES	9108	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BEEF POT ROAST, MASHED POTATOES AND GRAVY WITH RIVIERA BLEND VEGETABLES	9115	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BEEF AND NOODLES, RIVIERA BLEND VEGETABLES	9130	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
PORK ROAST WITH MASHED POTATOES, MUSHROOM GRAVY, RIVIERA BLEND VEGETABLES	9178	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
LASAGNA SANDWICH WITH CHEESE	2825	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SHRIMP SCAMPI AND SPAGHETTI SQUASH and roll	2937	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Hearty Lentil Soup and Crackers	2828	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Chili with Beans	2829	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Ham and Brown Rice Salad and Roll	2830	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Hoisin Chicken Breast with Vegetable Salad and Wheat Bread	2831	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Meat Loaf on Wheat Bread with Carrots	2826	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Roasted Garlic Tomato Soup	2832	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Asian Vegetable Stir Fry and Brown Rice	2833	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Sandwich on Wheat with Carrots	2834	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken & Noodles and Roll	2835	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken and Tomato Basil Salad	2836	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Creamy Potato Soup with Ham and Roll	2837	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Ham & Cheese Sandwich with Julienne Vegetables	2838	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Chunky Chicken & Rice Soup with Apple Sauce Cup and Bread	2839	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken Breast Salad with Chick Pea-Carrot Slaw	2840	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chef's Chicken Noodle Soup with Crackers and Carrots	2841	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chili with Beef and Beans	2842	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef Chili Tostada with Salsa and Crackers	2843	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Roast Beef Sandwich on Wheat	2844	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cheesy Penne Pasta and Carrots	2845	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Bounty Vegetable Soup with Wheat Bread	2846	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Dinners
OVEN ROASTED SNAPPER WITH BARLEY PILAF AND SICILIAN VEGETABLES	2315	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef Steak with Chili Sauce and Asian Style Vegetables	2804	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SALISBURY STEAK, MASHED POTATOES, MUSHROOM GRAVY, SICILIAN VEGETABLES	9109	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Boneless Pork Rib with BBQ Sauce and Bun	2265	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
PORCUPINE MEATBALLS, MASHED POTATOES AND GRAVY, SICILIAN VEGETABLES	9110	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Bourbon Pork Tenderloin with Butternut Squash Mashed Potatoes, BBQ Apples and Julienne Vegetable Salad	2393	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Tuna Nicoise Salad with Hard Boiled Egg and Wheat Bread (packaged separately)	2805	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef Shitake Salad with White Rice	2802	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
TURKEY MEATLOAF WITH CHICK PEA SALAD	2301	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
SMOKED AMANA HAM WITH ASPARAGUS BAKE, CORN COBBETTE AND PINEAPPLE	2372	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken Breast Caesar Salad with Apple Compote and Greens (packaged separately)	2803	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken Breast A La Marinara with Whole Wheat Spaghetti	2396	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
FIERY CHICKEN BREAST WITH CHICKEN FLAVORED COUSCOUS AND NORMANDY BLEND VEGETABLES	2318	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
ROASTED LAMB ROSEMARY WITH BARLEY SALAD AND SWEET POTATOES	2371	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHICKEN SALAD IN BREAD BOWL	2262	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chili Rubbed Beef Steak with Candied Sweet Potatoes, Sauteed Vegetables and Feta Cheese	2297	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Blackened Chicken Breast with Louisiana Style Red Beans and Rice	2807	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
TACO SALAD	2225	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Patty with Herb Potato and Gravy	2279	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Pork Rosemary with Candied Sweet Potatoes and Summer Squash	2398	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chicken Breast with New Potatoes and Peas	2931	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Roast Beef with Potatoes and Sweet Corn	2932	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey and Tomato Mushroom Sauce	2933	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey, Pesto and Spinach Meatloaf with Green Beans	2811	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Ham, Potato Patty and Vegetables	2812	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Old Fashioned Goulash and Vegetables	2814	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey with Stuffing, Mashed Potatoes, Gravy and Malibu Blend Vegetables	9128	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Quesadilla	2278	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Louisiana Style Red Beans & Rice with Sausage	2847	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Spaghetti and Meatballs with Marinara and Sicilian Vegetables	2892	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BBQ Chicken with Roasted Potatoes and Corn	2848	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Jerk Pork Loin, Black Beans and Vegetables with Brown Rice	2849	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef Pot Roast with Broccoli and Fresh Carrots	2885	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Turkey Meatballs and Spaghetti Squash with Marinara Sauce	2886	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cumin Chicken with Beans and Brown Rice Salad	2887	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
White Chicken Verdure and Chick Peas	2367	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Roasted Pork with Barley Pilaf and Green Beans	2368	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Grilled Chicken with Herb Potatoes and Broccoli	2888	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Pork Fried Rice and Asian Vegetables	2894	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chipotle Ranch Turkey Wrap with Slaw	2827	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Lasagna with Malibu Vegetables	2893	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Orange Chipotle Chicken with Mung Bean Noodles and Slaw	2365	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Beef & Bean Burrito and Spanish Rice	2889	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Meatloaf and Mashed Potatoes with Corn	2369	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Chicken Strips with Fettuccini and Marinara	2884	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Lemon Herb Chicken with Red Potatoes and Green Beans	2366	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Sweet Basil Chicken, Brown Rice & Veggies	2890	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Kung Pao Chicken and Brown Rice Salad	2891	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Snacks
BAKED APPLE W/ RICOTTA	2415	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
BERRIES AND RICOTTA PHYLLO SNACK	2428	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Angel Food Cake with Lemon Pudding	2926	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
CHOCOLATE SWIRL CHEESECAKE	2442	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
RASPBERRY SWIRL CHEESECAKE	2443	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
LEMON MIST CHEESECAKE	2444	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
MOCHA CHEESECAKE	2445	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
PEACH COBBLER	2409	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Low Fat Brownie	2966	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Lemon Bar	2967	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Southwestern Soy Nuts	2905	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Sunflower Nuts	2906	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Chocolate chip granola bar	2950	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Seasoned Soy Nuts	2907	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Pepitas	2951	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Sweet and Salty Peanuts	2908	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Crunchy Almonds	2909	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Cruncy Fruit and Nut Snack	2910	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Nut and Craisin Mixture	2960	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
String Cheese and Stone Ground Wheat Crackers	2961	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Sugar Free Chocolate Pudding	2962	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Apple Cinnamon Cereal Bar	2963	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Dried Fruit & Nut Combo	2964	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
Raisin & Cashew Blend	2965	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Excluded Providers and Brands

List of EDI Competitors

Weight Watchers

Waterfront Media including, but not limited to, South Beach Diet, Denise Austin, Zone Diet Advantage, zonediet.com, drsears.com, and Dr. Andrew Weil’s My Optimum Health Plan

Nutrisystem

Jenny Craig

Diet.com

Sparkpeople.com

Dietsite.com

Cyberdiet.com

Dietwatch.com

Yahoo

MSN

AOL¹

Ivillage

WebMD

Bally’s²

Diet-to-Go

Rodale Properties

Harper Collins Properties¹

AllRecipes

Curves²

Lady of America Fitness²

Golds Gym²

World Gym²

American Family Fitness²

Living Well

Diettoyourdoor.com

All Nutrio a/k/a eDiets Corporate Services customers

¹	Excludes Jorge Cruise’s “Three Hour Diet” in its format at the time of contract execution.
²	Applies to online programs only; excludes leads generated at the physical establishment.

B-1

List of Restricted EDI Brands

Glycemic Impact Diet™

eDiets.com® Weightloss Plan

Bill Phillips’ Eating for Life

Slim-Fast® Optima Diet™

The Blood Type Diet

Perricone Nutritional Face-Lift™

eDiets.com® Alternative to Jenny Craig*

Trim Kids

Dietsmart Plan

Mediterranean Diet

Total Body Makeover

Get Moving with Bob Greene

eDiets.com Fitness Plan

eDiets.com® SolutionsSM

eDiets.com Recipe Club

B-2

Exhibit C

Call Center Services

General Call Center Guidelines:

1) Sales Call responding to inbound inquiries where there was “No Initial Sale”

Purfoods will follow up with such potential client a minimum of once

2) Follow up calls to clients after order

Purfoods will follow up with each client a minimum of once (between days 2 and 5), including two attempts at contact, and will make at least one “re-up” call near the end of each clients order cycle (including two attempts at contact).

3) Customer Service

All general customer service calls, with regard to the eDiets Food Program, will be handled by PF. Callers with questions relating to a membership service or a specific nutritional question will be forwarded to a number provided by eDiets.

Program IT issues:

Purfoods shall be responsible for all regular operational IT issues regarding the daily operation of order taking, call center operations and fulfillment of client orders. Any additional IT enhancements beyond what Purfoods deems necessary to perform these regular operations will be paid for by EDI. In each such instance, EDI shall request the enhancement. Purfoods will then provide an estimate to EDI for such enhancement and EDI may then elect whether or not to proceed.

C-1